                                                                  EXHIBIT 4.8(b)




                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

              THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") dated as of the "Second Amendment Effective Date" (as hereinafter defined in Section 18 of this Second Amendment) is by and among STERLING CHEMICALS, INC., a Delaware corporation (the "Company"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually and as Administrative Agent, and CREDIT SUISSE FIRST BOSTON, individually and as Documentation Agent, and the other financial institutions signatories hereto.

                             PRELIMINARY STATEMENTS

       1. The Company entered into an Amended and Restated Credit Agreement dated as of July 10, 1997, among the Company, Texas Commerce Bank National Association (now known as Chase Bank of Texas, National Association), individually, as an Issuing Bank and as Administrative Agent, Credit Suisse First Boston, individually, as an Issuing Bank and as Documentation Agent, and the financial institutions parties thereto (the "Original Agreement").

       2. The Company entered into the First Amendment to Amended and Restated Credit Agreement dated effective as of March 31, 1998, among the Company, Chase Bank of Texas, National Association, individually, as an Issuing Bank and as Administrative Agent, Credit Suisse First Boston, individually, as an Issuing Bank and as Documentation Agent, and the financial institutions parties thereto (the "First Amendment"). The Original Agreement as amended by the First Amendment is hereinafter called the "Credit Agreement". Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

       2. The Company has requested that certain provisions of the Credit Agreement be modified and amended.

       3. The Company, the Administrative Agent, the Documentation Agent, the Subsidiary Guarantors and the Lenders have agreed to amend the Credit Agreement on the terms and conditions contained herein.

                                    AGREEMENT

       In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

       Section 1. Amendment of Section 1.01 of the Credit Agreement. Section
1.01 of the Credit Agreement is hereby amended by adding the following new definition thereto immediately following the definition of "SCI Asset Conveyance" contained therein:

              "Second Amendment" shall mean the Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date among the Company, the Administrative Agent, the Documentation Agent and the Required Lenders.

              "Second Amendment Effective Date" shall mean 5:00 p.m. on the date on which the Second Amendment is signed by the Borrower and the Required Lenders, which date is December __, 1998.

With respect to the definition of "Second Amendment Effective Date", the Company hereby authorizes the Administrative Agent to complete the date for such defined term on the date that the conditions of the Second Amendment Effective Date have been satisfied.

       Section 2. Amendment of Existing Terms in Section 1.01 of the Credit Agreement.

       (a) The definition of "Agreement" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "Agreement" shall mean this Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and as further amended, modified or supplemented from time to time.

       (b) The definition of "Applicable Margin" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "Applicable Margin" shall mean, on any day on or after January 1, 1999 and with respect to any (a) Tranche B Term Loan, for Base Rate Loans, 2.50% per annum and for Eurodollar Loans, 3.50% per annum, and (b) Revolving Credit Loan, Tranche A Term Loan or ESOP Term Loan, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the Rolling Period ending on the most recent Quarterly Date with respect to which the Company is required to deliver the Current Information (said calculation to be made by the Administrative Agent as soon as practicable after receipt by the Administrative Agent of all required Current Information for the applicable period):

=========================================================================================================

       LEVERAGE RATIO              EURODOLLAR LOAN APPLICABLE          BASE RATE LOAN APPLICABLE
                                       MARGIN PERCENTAGE                    MARGIN PERCENTAGE
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     3.00%                                 2.00%
4.00
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     2.75%                                 1.75%
3.75 but less than 4.00
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     2.50%                                 1.50%
3.50 but less than 3.75
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     2.25%                                 1.25%
3.25 but less than 3.50
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     2.00%                                 1.00%
3.00 but less than 3.25
---------------------------------------------------------------------------------------------------------

Greater than or equal to                     1.75%                                  .75%
2.75 but less than 3.00
---------------------------------------------------------------------------------------------------------

Less than 2.75                               1.50%                                  .50%
=========================================================================================================

       Each change in the Applicable Margin based on a change in the Current Information (or the Company's failure to deliver the Current Information) shall be effective as of the first day of the third month of each applicable Fiscal Quarter (but based upon Current Information for the immediately preceding Rolling Period), or if such day is not a Business Day, then the first Business Day thereafter. Notwithstanding the foregoing, if at any time the Company fails to deliver Current Information on or before the date required pursuant to Section 5.02 (without regard to grace periods), the Eurodollar Loan Applicable Margin for the Revolving Credit Loans, the Tranche A Term Loans and the ESOP Term Loans will be 3.00% and the Base Rate Loan Applicable Margin for the Revolving Credit Loans, the Tranche A Term Loans, and the ESOP Term Loans will be 2.00% from the date such Current Information is due pursuant to
       Section 5.02 (without regard to grace periods) through the date the Administrative Agent receives all Current Information then due pursuant to Section 5.02.


       (c) The definition of "EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "EBITDA" shall mean, as to the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis and for any period, without duplication, the amount equal to net income less any non-cash income included in net income, plus (a) to the extent deducted from net income, interest expense, depreciation, depletion and impairment, amortization of leasehold and intangibles, other non-cash expenses, and income tax expenses, (b) prepaid royalty income (including the BP Facility Fee) to the extent actually received in cash; provided, that, extraordinary gains or losses, including but not limited to gains or losses on the disposition of assets, shall not be included in EBITDA, in each case for such period, and (c) for the Rolling Periods ending on December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and
       December 31, 1999, the lesser of (i) $4,000,000 and (ii) the amount of non-recurring cash charges relating to employee severance programs of the Company actually booked during such Rolling Period.

       (d) The definition of "Funded Indebtedness" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "Funded Indebtedness" shall mean, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

       Section 3. Amendment of Section 5.01 of the Credit Agreement. Section
5.01 of the Credit Agreement is hereby amended by adding a new Section 5.01(k) to read in its entirety as follows:

              (k) Equity Call and Lender Warrants. At any time during the period commencing on the Second Amendment Effective Date through and ending on December 31, 1999, if the average daily outstanding principal balance of the Revolving Credit Exposure during the immediately preceding 60 calendar days exceeds $50,000,000, then, on or before the expiration of 90 days from such date, the Company will solicit and obtain a $15,000,000 equity capital infusion from Holdco (subject to reduction as provided below); provided that if the Company shall fail to obtain such $15,000,000 equity capital infusion on or before the last day of such 90-day period, then on the next immediately succeeding day following such period (the "Warrant Date"), the Company shall request or otherwise cause Holdco to issue to each Lender warrants pursuant to the terms of the Warrant Agreement in the form attached as Exhibit M to this Agreement, such warrants to provide for the purchase at the option of the holder thereof of a number of shares of Holdco Common Stock equal to such Lender's Total Credit Percentage times the number of shares of Holdco Common Stock constituting 5% of all Holdco Common Stock on a fully diluted basis outstanding immediately after such issuance (but treating all of the share of Holdco Common Stock issuable upon exercise, conversion or exchange of all options, warrants and other convertible and exchangeable securities as being outstanding) at an exercise price equal to $0.01 per share and shall continue, or cause to be continued, all efforts to obtain such $15,000,000 equity capital infusion for an additional period equal to 45 days from the Warrant Date. In the event that the Company is unsuccessful in obtaining the $15,000,000 equity contribution required above by the end of the additional 45-day period, such failure shall constitute an Event of Default pursuant to Section
       6.02. If the Company shall receive any equity capital infusion from Holdco on or prior to February 28, 1999, then in such case, the required $15,000,000 equity capital infusion described above shall be reduced, on a dollar-for-dollar basis by the amount of the equity capital infusion received by the Company on or prior to February 28, 1999.

       Section 4. Amendment of Section 5.03(a) of the Credit Agreement. Section 5.03(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

              (a) Interest Coverage Ratio. Maintain an Interest Coverage Ratio of not less than the ratio for each Rolling Period indicated below:

                    Each Rolling Period ending                        Ratio
                    --------------------------                        -----

                    September 30, 1998                                1.00
                    December 31, 1998                                 0.80
                    March 31, 1999                                    0.80
                    June 30, 1999                                     0.80
                    September 30, 1999                                0.80
                    December 31, 1999                                 0.80

                    Each Rolling Period                               Ratio
                    -------------------                               -----
                    thereafter                                        2.50

       Section 5. Amendment of Section 5.03(c) of the Credit Agreement. Section 5.03(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

              (c) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than the ratio for each Rolling Period indicated below:

                    Each Rolling Period ending                        Ratio
                    --------------------------                        -----

                    September 30, 1998                                0.75
                    December 31, 1998                                 0.55
                    March 31, 1999                                    0.55
                    June 30, 1999                                     0.55
                    September 30, 1999                                0.55
                    December 31, 1999                                 0.55
                    March 31, 2000                                    1.15
                    June 30, 2000                                     1.15
                    September 30, 2000                                1.15

                    Each Rolling Period                               Ratio
                    -------------------                               -----
                    thereafter                                        1.20

       Section 6. Amendment of Section 5.03(d) of the Credit Agreement. Section 5.03(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

              (d) Leverage Ratio. Maintain a Leverage Ratio of not greater than the ratio for each Rolling Period indicated below:

                    Each Rolling Period ending                        Ratio
                    --------------------------                        -----

                    September 30, 1998                                9.75
                    December 31, 1998                                12.00
                    March 31, 1999                                   12.00
                    June 30, 1999                                    12.00
                    September 30, 1999                               12.00
                    December 31, 1999                                12.00

                    Each Rolling Period after
                    December 31, 1999 during
                    the Fiscal Years ending                           Ratio

                    September 30, 2000                                4.00
                    September 30, 2001                                3.50

                    Each Rolling Period                               Ratio
                    -------------------                               -----
                    thereafter                                        3.00

       Section 7. Amendment of Section 5.03(e) of the Credit Agreement. Section 5.03(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

              (e) Senior Debt Leverage Ratio. Maintain a Senior Debt Leverage Ratio of not greater than the ratio for each Rolling Period indicated below:

                    Each Rolling Period ending                         Ratio
                    --------------------------                         -----

                    September 30, 1998                                 4.25
                    December 31, 1998                                  4.75
                    March 31, 1999                                     4.75
                    June 30, 1999                                      5.20
                    September 30, 1999                                 5.20
                    December 31, 1999                                  4.85

                    Each Rolling Period                                Ratio
                    thereafter                                         3.00

       Section 8. Amendment of Section 5.04(o) of the Credit Agreement. Section 5.04(o) of the Credit Agreement is hereby amended by adding a new clause (v) after clause (iv) of such Section, such clause (v) to read in its entirety as follows:

                      (v) Notwithstanding the Capital Expenditures permitted by
              Sections 5.04(o)(i), (ii), (iii), and (iv) above, for the Fiscal Year ending September 30, 1999, the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) shall not make Capital Expenditures in excess of $35,000,000.

       Section 9. Amendment to Section 6.02 of the Credit Agreement. Section
6.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

              Section 6.02 Covenants Without Notice. The Company shall fail to observe or perform any covenant or agreement contained in Subsections 5.01(e), (g), (i) or (k), Section 5.03 or Section 5.04 (other than Subsections 5.04(b)(iii)-(v) hereof).

       Section 10. Addition of Exhibit M to the Credit Agreement. The form of Warrant Agreement and attached exhibits thereto contained in Exhibit M attached hereto is appended to the Credit Agreement as Exhibit M thereto.

       Section 11. Limitations. The amendments set forth herein are limited precisely as written and shall not (a) be deemed to be a consent to, or a waiver or modification of, any other term or condition of any of the Financing Documents or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with any of the Financing Documents or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, each of the Financing Documents and each of the other documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

       Section 12. Conditions Precedent and Effectiveness. This Second Amendment shall not be effective unless (i) this Second Amendment has been executed and delivered by the Required Lenders, (ii) the Warrant Agreement in the form of Exhibit M attached hereto has been executed and delivered by Holdco to the Administrative Agent and (iii) each Lender delivering its executed signature pages to this Second Amendment shall have received from the Company its amendment fee pursuant to the provisions of Section 17 hereof.

       Section 13. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent, the Documentation Agent and each of the Lenders that (a) except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Company and the Subsidiary Guarantors in or pursuant to each of the Financing Documents is true and correct in all material respects as of the Second Amendment Effective Date, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date and (b) no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date.

       Section 14. Adoption, Ratification and Confirmation of Credit Agreement. Each of the Company, the Administrative Agent, the Documentation Agent and each of the Lenders signatories hereto hereby adopts, ratifies and confirms the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

       Section 15. Ratification and Affirmation of Subsidiary Guaranty. Each of the Subsidiary Guarantors hereby expressly (a) acknowledges the terms of this Second Amendment, (b) acknowledges, renews and extends its continued liability under the Guaranty Agreement to which it is a party and agrees that such Guaranty Agreement remains in full force and effect and (c) agrees with the Administrative Agent, the Documentation Agent, each Lender and each Issuing Bank to promptly pay when due all amounts owing or to be owing by it under such Guaranty Agreement pursuant to the terms and conditions thereof.

       Section 16. Payment of Expenses. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to reimburse and save and hold the Administrative Agent and the Documentation Agent harmless from and against liability for the payment of all reasonable out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Second Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Administrative Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees and other charges which may be payable in respect of, or in respect of any modification of, any of the Financing Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

       Section 17. Amendment Fee. The Company agrees to pay to each Lender that executes this Second Amendment and delivers such executed Second Amendment to the Administrative Agent on or prior to the Second Amendment Effective Date an amendment fee in an amount equal to 25 basis points times such Lender's Revolving Credit Commitment and the aggregate outstanding principal amount of such Lender's Tranche A Term Loans, Tranche B Term Loans and ESOP Loans.

       Section 18. Second Amendment Effective Date. As used in this Second Amendment, the term "Second Amendment Effective Date" shall mean 5:00 p.m. on the date on which this Second Amendment is signed by the Company and the Required Lenders.

       Section 19. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW, OR ANY SIMILAR SUCCESSOR PROVISIONS THERETO, BUT EXCLUDING ALL OTHER CONFLICT-OF-LAWS RULES) AND TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

       Section 20. Descriptive Headings, Etc. The descriptive headings of the several sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

       Section 21. Entire Agreement. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

       Section 22. Counterparts. This Second Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

        [Signature Pages to this Second Amendment begin on the next page]

       IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the Second Amendment Effective Date.

COMPANY:                           STERLING CHEMICALS, INC.



                                   By:
                                      ----------------------------------------
                                       Gary M. Spitz, Vice President - Finance
                                             and Chief Financial Officer


ADMINISTRATIVE AGENT               CHASE BANK OF TEXAS,
DOCUMENTATION AGENT                NATIONAL ASSOCIATION,
AND THE LENDERS:                   Individually and as Administrative Agent




                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------




                 [Signature Page to Second Amendment -- Page 1]

                                   CREDIT SUISSE FIRST BOSTON,
                                   Individually and as Documentation Agent



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------




                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 2]

                               ABN AMRO BANK N.V.
                               Houston Agency

                               By: ABN AMRO North America, Inc.,
                                   as Agent



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------




                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 3]

                                   AERIES FINANCE LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 4]

                                   THE BANK OF NOVA SCOTIA



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 5]

                                   BANK OF SCOTLAND



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 6]

                                   BANKERS TRUST COMPANY



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 7]

                                   PARIBAS



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 8]

                                   BHF-BANK AKTIENGESELLSCHAFT



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 9]

                                   CAPTIVA FINANCE LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 10]

                                   CAPTIVA II FINANCE LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 11]

                                   CERES FINANCE LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 12]

                                   CIBC INC.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                [Signature Page to Second Amendment -- Page 13]

                                   THE CIT GROUP/BUSINESS CREDIT, INC.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                [Signature Page to Second Amendment -- Page 14]

                                   COMERICA BANK



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                [Signature Page to Second Amendment -- Page 15]

                                   CREDIT LYONNAIS NEW YORK BRANCH



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 16]

                                   CREDITANSTALT CORPORATE FINANCE, INC.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 17]

                                   THE FIRST NATIONAL BANK OF CHICAGO



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 18]

                                   FIRST SOURCE FINANCIAL LLP

                                   By:   First Source Financial, Inc.,
                                         as its Agent/Manager



                                         By:
                                            -----------------------------------
                                         Printed Name:
                                                      -------------------------
                                         Title:
                                               --------------------------------



                 [Signature Page to Second Amendment -- Page 19]

                                   HIBERNIA NATIONAL BANK



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 20]

                                   KZH III LLC



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 21]

                                   KZH STERLING LLC



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 22]

                                   THE LONG-TERM CREDIT BANK OF JAPAN
                                   LIMITED NEW YORK BRANCH



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 23]

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                   COMPANY



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 24]

                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: Merrill Lynch Asset Management, L.P.,
                                                       as Investment Advisor



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 25]

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 26]

                                   NATIONAL BANK OF CANADA



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 27]

                                   PARIBAS CAPITAL FUNDING LLC



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 28]

                                   SENIOR DEBT PORTFOLIO

                                   By:  Boston Management and Research,
                                        as Investment Advisor



                                        By:
                                           ------------------------------------
                                        Printed Name:
                                                     --------------------------
                                        Title:
                                              ---------------------------------



                 [Signature Page to Second Amendment -- Page 29]

                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                   INCOME TRUST



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 30]

                                   VAN KAMPEN AMERICAN CAPITAL
                                   SENIOR INCOME TRUST



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 31]

                                   VAN KAMPEN CLO II, LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 32]

                                   CAPTIVA III FINANCE, LTD.



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 33]

                                   ROYALTON COMPANY



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 34]

                                   DELANO COMPANY



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 35]

                                   KEYPORT LIFE INSURANCE COMPANY



                                   By:
                                      ----------------------------------------
                                   Printed Name:
                                                ------------------------------
                                   Title:
                                         -------------------------------------



                 [Signature Page to Second Amendment -- Page 36]

SUBSIDIARY GUARANTORS:             STERLING CHEMICALS INTERNATIONAL, INC.
                                   STERLING CHEMICALS ENERGY, INC.
                                   STERLING FIBERS, INC.



                                   By:
                                      ----------------------------------------
                                       Gary M. Spitz, Vice President


                                   STERLING CANADA, INC.
                                   STERLING PULP CHEMICALS US, INC.
                                   STERLING PULP CHEMICALS, INC.



                                   By:
                                      ----------------------------------------
                                       Gary M. Spitz, Vice President - Finance


                 [Signature Page to Second Amendment -- Page 37]